Related Parties and Parties-In-Interest	12 Months Ended
Dec. 31, 2025
EBP 333
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Parties and Parties-In-Interest	Related Parties and Parties-In-Interest
At December 31, 2025 and 2024, Plan investments of $799,261 and $655,195, respectively, are with parties-in-interest as they are investment funds managed by the trustee and recordkeeper, Fidelity Management Trust Company and Fidelity Investments Institutional Operations Company, Inc.
At December 31, 2025 and 2024, investments held by the Plan included 30,144 and 30,391 shares of NVR, Inc. common stock, with a fair value of $219,834 and $252,978, respectively. Certain administrative expenses of the Plan are paid directly by the Sponsor and are considered party-in-interest transactions.
The Plan also issues loans to participants, which are secured by the vested balances in the participants’ accounts. These transactions qualify as exempt party-in-interest transactions.